Exhibit 99.1

Press Release

RLJ Lodging Trust Appoints Nikhil Bhalla as Chief Financial Officer

Bethesda, MD, September 18, 2025 – RLJ Lodging Trust (the “Company”) (NYSE: RLJ) announced today the appointment of Nikhil Bhalla as Chief Financial Officer, effective immediately. Since joining the Company in 2015, Nikhil has held a variety of leadership positions, most recently serving as Senior Vice President of Finance and Treasurer. During his tenure at RLJ, Nikhil has demonstrated exceptional leadership across multiple critical areas, including corporate strategy, treasury, investor relations, as well as financial planning and analysis functions.

"Nikhil has made many contributions to the success of RLJ and has been an invaluable member of our leadership team for over a decade, consistently demonstrating strategic insight, financial acumen, and operational excellence, making him the ideal choice for CFO," said Leslie D. Hale, President and Chief Executive Officer of the Company. "His deep understanding of our industry, institutional knowledge, combined with broad financial expertise, makes him well suited to continue to capitalize on our strong balance sheet, advance our financial strategy and support our growth initiatives. This promotion also reflects the strength and depth of our internal talent pipeline, and our ability to develop and advance exceptional leaders from within our organization.”

"I'm honored to assume this expanded role and excited about the opportunities ahead for RLJ," said Nikhil. "Having worked closely with our talented team, I look forward to continuing to build on our strong financial foundation while supporting our strategic initiatives and delivering value for our shareholders."

Prior to joining RLJ, Nikhil served as Vice President of Equity Research at FBR Capital Markets & Co. Earlier in his career, he held positions at Host Hotels & Resorts and CB Richard Ellis, building extensive experience in hospitality and real estate sectors. He earned his master’s degree in management from Cornell University’s School of Hotel Administration.

About RLJ

RLJ Lodging Trust ("RLJ") is a self-advised, publicly traded real estate investment trust that owns 94 premium-branded, rooms-oriented, high-margin, urban-centric hotels located within the heart of demand locations. Our hotels are geographically diverse and concentrated in major urban markets that provide multiple demand generators from business, leisure, and other travelers.

Forward-Looking Statements

This press release contains certain statements, other than purely historical information, including estimates, projections, statements relating to the Company’s business plans, objectives and expected operating results, and the assumptions upon which those statements are based, that are “forward looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally are identified by the use of the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “plan,” “may,” “will,” “will continue,” “intend,” “should,” “may,” or similar expressions. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, beliefs and expectations, such forward-looking statements are not predictions of future events or guarantees of future performance and our actual results could differ materially from those set forth in the forward-looking statements. Except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. The Company cautions investors not to place undue reliance on these forward-looking statements and urges investors to carefully review the disclosures the Company makes concerning risks and uncertainties in the sections entitled “Risk Factors,” “Forward-Looking Statements,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, as well as risks, uncertainties and other factors discussed in other documents filed by the Company with the Securities and Exchange Commission.

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Additional Contact:

Leslie D. Hale, President and Chief Executive Officer – (301) 280-7777

Nikhil Bhalla, Chief Financial Officer – (301) 280-7758

For additional information or to receive press releases via email, please visit our website:

http://www.rljlodgingtrust.com